CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 52

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment 52 (Amendment) to Special Business Provisions MS-65530-0016 is entered into as of the date of the last signature below, between The Boeing Company, a Delaware corporation (Boeing), and Spirit AeroSystems, Inc., a Delaware corporation with its principal office in Wichita, Kansas (Seller). Hereinafter, Boeing and Seller may be referred to jointly as the Parties.

RECITALS

A.The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (SBP) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (GTA) (collectively, the Agreement).

B.The most recent amendment to the SBP is Amendment 51, entered into on January 4, 2023.

C.The Parties entered into a Memorandum of Agreement dated October 12, 2023 (MOA).

D.All capitalized terms used but not defined in this Amendment have the same meaning as in the SBP.

E.The Parties wish to amend the SBP as set forth herein.

NOW THEREFORE, the Parties agree as follows:

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AGREEMENT

1.The list of “AMENDMENTS” within the SBP is hereby deleted and replaced in its entirety as follows:

“AMENDMENTS

Amendment Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone
2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S. Hu W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16 and 20.	6/22/2009	S. Hu R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14 and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan
7	Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14 and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.	7/28/2011	S. Hu M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15 and 16.	8/16/2013	C. Howell M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast
11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4, Section B.1, Attachments 9 and 15	3/10/2015	C. Howell R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29, 777X Non-Recurring Agreement.	12/23/2015	A. Lucker E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone J.Reed

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PP-65C00-120752

Amendment Number	Description	Effective Date	Approval
21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock R. Grant
22	737 MAX Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock E. Bossler
23	737 MAX 9 INITIAL and CIW Line 19 Tooling Incentive Agreement.	12/16/2016	D. Blaylock E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, Updates to Attachment 1 and 9.	3/31/2017	B. Edwards K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O'Connell C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock E. Bossler
30	Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.	9/22/2017	B. Edwards W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling NTE.	4/18/2018	D. Blaylock E. Bossler
36	Revisions to Attachment 27, 737-10 Wing NRE	6/20/2018	D. Blaylock E. Bossler
37	Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW Non-Recurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.	8/17/2018	H. Langowski R. Gran
38	Revision to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW.	11/1/2018	T. Willis E. Bossler
39	4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.	11/2/2018	K. Shipley E. Bossler

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PP-65C00-120752

Amendment Number	Description	Effective Date	Approval
40	SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2. D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”.
SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.
All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
	Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims	1/30/2019	T. McGuigan E. Bossler
41	Revisions to Attachment 29, 777-9 Rate Tooling.	3/27/2019	R. Velau D. Currie
42	Reserved	TBD	TBD TBD
43	Revisions to Attachment 1 Product Pricing.	5/22/2019	K. Doolin R. Grant
44	Section 12.13.2 is deleted and replaced in its entirety.	7/19/2019	B. Nix E. Bossler
45	Delete and Replace: -Section 3.8.b -Attachment 1, Exhibits D.1 and E.2	10/10/2019	K. Doolin R. Grant
46	Section 24.0 deleted and replaced. Section 24.1 incorporated.	10/3/2019	K. Doolin E. Bossler
47	SPB Attachment 1 Section 7.b) is deleted and replaced in its entirety. SBP Attachment 1 Section 8.c) is deleted and replaced in its entirety.	5/5/2020	A. Klotz L. Hampton
48	SBP Sections 5.2 and 5.2.1 are deleted and replaced in their entirety.
Attachment 1, Sections 1.b, 1.c, 2.a.i, 2.b, 3, 2.c, and 7.a.ii, paragraph 1 are deleted and replaced in their entireties.
Table 2 in Attachment 1, Sections 2.a, is deleted and replaced in its entirety.
Attachment 1, Sections 2.a.vi, 2.a.vii, and 2.a.viii are deleted in their entireties.
Attachment 2 is updated to included CCNs 12888, 12504R2, and 12568.
Attachment 16, Sections b and c are deleted and replaced in their entireties.
Attachment 23, Section XVIII.A., is deleted and replaced in its entirety.
Attachment 29, Section 5.2.2 is deleted and replaced in its entirety.
Attachment 29, Section 10.1.1 is deleted in its entirety.
	Attachment 29, Exhibit A is deleted and replaced in its entirety.	1/18/2021	L. Doyle E. Bossler
49	SBP Section 12.13.1.1 is deleted and replaced in its entirety. SBP Attachment 16 is deleted and replaced in its entirety.	3/11/2022	J. Palmer L. Hampton
50	Attachment 29, Section 5.3.1 is deleted and replaced in its entirety.	9/16/2022	J. Owings K. Snyder
51	Attachment 1, Section 7.b is deleted and replaced in its entirety. Revisions to Attachment 15, 747/767/777 Constraint Matrix.	1/4/2023	J. Owings K. Snyder
MoA signed 10/12/2023	MoA Section 11 amended SBP Attachment 1 to add a new subsection, Section 2(f) pertaining to 737 recurring pricing	10/12/2023	I. Mounir M. Suchinski
52	Added section 2.f)i) to Attachment 1 pertaining to 737 POA Pricing
Added section 8.d) to Attachment 1 pertaining to Tooling and Capital Expenditures
	Attachment 15 737 Rate [****] Constraint Matrix replaced in its entirety	12/21/2023	D. Armani L. Hampton
”

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2. 737 POA Pricing. The SBP is hereby amended to add Subsection i) to Attachment 1 Section 2.f) as follows:

“i) Shipset price reductions set forth in Attachment 1 Section 2.f) above will not be applied to or have any impact on POA pricing.”

3. 737 Tooling and Capital Expenditures. The SBP is hereby amended to add Section 8.d) to Attachment 1:

“d) Boeing will provide to Spirit up to $[****] for Spirit’s implementation of Tooling and capital expenditures necessary to support the 737 Rate [****] Constraint Matrix set forth in Attachment 15 (Exhibit 1 to SBP Amendment 52). After the first payment below, the Parties agree to hold joint reviews 30 days prior to the issuance of each related purchase order to confirm the amount and asset content of each funded package. Spirit agrees to prioritize purchased assets to Boeing’s production requirements, provide Boeing with documentation validating expenditures, and provide Boeing on-site representatives with observable evidence of assets in place on a periodic basis. Boeing will pay to Spirit, via purchase order (issued no later than 60 days prior to the respective payment date, unless otherwise specified below) and invoice, for Tooling and capital expenditures by Spirit, as follows:

•$[****] paid, via wire transfer, no later than October 26, 2023
•$[****] paid no later than January 31, 2024
•$[****] paid no later than April 30, 2024
•$[****] paid no later than July 31, 2024
•$[****] paid no later than October 31, 2024
•$[****] paid no later than January 31, 2025
•$[****] paid no later than April 30, 2025

Spirit will submit Certified Tool Lists to Boeing for all associated Tooling. The above payments are not contingent upon Certified Tool Lists submittal by Spirit or approval by Boeing. Spirit will provide Certified Tool Lists within 12 months of Tool completion.”

4.Constraint Matrix. The 737 Rate [****] Constraint Matrix within SBP Attachment 15 is hereby deleted and replaced in its entirety with the 737 Rate [****] Constraint Matrix set forth in Exhibit 1 hereto.

5.Miscellaneous.

5.1.All other provisions of the SBP remain unchanged and in full force and effect.

5.2.This Amendment cancels and supersedes all previous agreements between the Parties relating to the content of this Amendment, whether written or oral.

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PP-65C00-120752
6.Governing Law. This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

7.Confidentiality. The terms of this Amendment, together with the information exchanged by the Parties during negotiation hereof, are confidential under the terms of the Agreement.

EXECUTED as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.

/s/ David Armani	/s/ Leanna Hampton
Signature	Signature

David Armani	Leanna Hampton
Printed name	Printed name

Procurement Agent	Director, Contracts
Title	Title

12/21/2023	12/21/2023
Date	Date

Amendment 52 to SBP-MS-65530-0016	BOEING PROPRIETARY	Page 6

PP-65C00-120752
Exhibit 1

[****]

Amendment 52 to SBP-MS-65530-0016	BOEING PROPRIETARY	Page 7